UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2016
Date of Report (Date of Earliest Event Reported)

COMM 2016-CCRE28 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-206705-01	38-3984705 38-3984706 38-7145079
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 10, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class XP-A, Class X-A, Class X-HR, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class E, Class F, Class G, Class H, Class J, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $915,136,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Jefferies LLC (“Jefferies”) and Academy Securities, Inc. (“Academy” and, together with DBSI, CF&Co., CastleOak and Jefferies, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 27, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CF&Co. are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated February 2, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $111,665,412, were sold to DBSI, CF&Co., Jefferies and Wells Fargo Securities, LLC (“WFS” and, together with DBSI, CF&Co. and Jefferies, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of February 2, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2016-CCRE28 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 119 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 27, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 27, 2016 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 27, 2016 (the “JLC Mortgage Loan Purchase Agreement”), between the Depositor and JLC, and (iv) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 27, 2016 (the “LCF

Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement and the JLC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor, LCF, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CCRE, JLC and LCF. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,340,323, were approximately $1,022,983,864. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,180,323 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 1 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of January 1, 2016 (the “Berkeley Point Primary Servicing Agreement”), between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Santa Monica Multifamily Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of February 10, 2016 (the “Santa Monica Multifamily Portfolio Co-Lender Agreement”), among German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as AG Life Time Fitness Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “AG Life Time Fitness Portfolio Co-Lender Agreement”), among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Promenade Gateway will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of December 4, 2015 (the “Promenade Gateway Co-Lender Agreement”), between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 32 Avenue of the Americas will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, entered into in connection with the JPMBB 2015-C33 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of November 17, 2015 (the “32 Avenue of the Americas Co-Lender Agreement”), among JPMorgan Chase Bank, National Association, as initial Note A-1 holder, JPMorgan Chase Bank, National Association, as initial Note A-2 holder, JPMorgan Chase Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note A-4 holder, and German American Capital Corporation, as initial Note A-5 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Hyatt Regency St. Louis at The Arch will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of February 10, 2016 (the “Hyatt Regency St. Louis at The Arch Co-Lender Agreement”), between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as FedEx Brooklyn will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of February 1, 2016 (the “CSAIL 2016-C5 Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, entered into in connection with the CSAIL 2016-C5 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of February 9, 2016 (the “FedEx Brooklyn Co-Lender Agreement”), between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Equity Inns Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2015 (the “COMM 2015-LC23 Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor entered into in connection with the COMM 2015-LC23 Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of January 8, 2016 (the “Equity Inns Portfolio Co-Lender Agreement”), among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-1-A holder, Ladder Capital Finance III LLC, as Note A-1-B holder, Ladder Capital Finance III LLC, as Note A-2-A1 holder, Ladder Capital Finance III LLC, as Note A-2-A2 holder, Ladder Capital Finance III LLC, as Note A-2-B holder, Ladder Capital Finance III LLC, as Note A-3 holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-4-A holder, German American Capital Corporation, as Note A-4-B holder, German American Capital Corporation, as Note A-5-A holder, German American Capital Corporation, as Note A-5-B holder, and German American Capital Corporation, as Note A-6 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Harvey Building Products Portfolio will be primary serviced and specially serviced pursuant to (a) the COMM 2015-LC23 Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of November 17, 2015 (the “Harvey Building Products Portfolio Co-Lender Agreement”), among Ladder Capital Finance III LLC, as Note A-1 holder, Ladder Capital Finance III LLC, as Note A-2A holder,

Ladder Capital Finance III LLC, as Note A-2B holder, and Ladder Capital Finance III LLC, as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Element LA will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of January 1, 2016 (the “CFCRE 2016-C3 Pooling and Servicing Agreement”), among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer entered into in connection with the CFCRE 2016-C3 Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of October 9, 2015 (the “Element LA Co-Lender Agreement”), among Cantor Commercial Real Estate Lending, L.P., as initial Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as initial Note A-1B holder, Goldman Sachs Mortgage Company, as initial Note A-2A holder, and Goldman Sachs Mortgage Company, as initial Note A-2B holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated February 2, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Santa Monica Multifamily Portfolio Co-Lender Agreement, the AG Life Time Fitness Portfolio Co-Lender Agreement, the Promenade Gateway Co-Lender Agreement, JPMBB 2015-C33 Pooling and Servicing Agreement, the 32 Avenue of the Americas Co-Lender Agreement, the Hyatt Regency St. Louis at The Arch Co-Lender Agreement, the CSAIL 2016-C5 Pooling and Servicing Agreement, the FedEx Brooklyn Co-Lender Agreement, the COMM 2015-LC23 Pooling and Servicing Agreement, the Equity Inns Portfolio Co-Lender Agreement, the Harvey Building Products Portfolio Co-Lender Agreement, the CFCRE 2016-C3 Pooling and Servicing Agreement, Element LA Co-Lender Agreement, the Mortgage Loan Purchase Agreements and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Jefferies LLC, Academy Securities, Inc. and German American Capital Corporation.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of November 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.6	Co-Lender Agreement, dated as of February 10, 2016, among German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.

Exhibit 4.7	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.

Exhibit 4.8	Co-Lender Agreement, dated as of December 4, 2015, between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.

Exhibit 4.9	Co-Lender Agreement, dated as of November 17, 2015, among JPMorgan Chase Bank, National Association, as initial Note A-1 holder, JPMorgan Chase Bank, National Association, as initial Note A-2 holder, JPMorgan Chase Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note A-4 holder, and German American Capital Corporation, as initial Note A-5 holder.

Exhibit 4.10	Co-Lender Agreement, dated as of February 10, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

Exhibit 4.11	Co-Lender Agreement, dated as of February 9, 2016, between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.

Exhibit 4.12	Co-Lender Agreement, dated as of January 8, 2016, among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-1-A holder, Ladder Capital Finance III LLC, as Note A-1-B holder, Ladder Capital Finance III LLC, as Note A-2-A1 holder, Ladder Capital Finance III LLC, as Note A-2-A2 holder, Ladder Capital Finance III LLC, as Note A-2-B holder, Ladder Capital Finance III LLC, as Note A-3 holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-4-A holder, German American Capital Corporation, as Note A-4-B holder, German American Capital Corporation, as Note A-5-A holder, German American Capital Corporation, as Note A-5-B holder, and German American Capital Corporation, as Note A-6 holder.

Exhibit 4.13	Co-Lender Agreement, dated as of November 17, 2015, among Ladder Capital Finance III LLC, as Note A-1 holder, Ladder Capital Finance III LLC, as Note A-2A holder, Ladder Capital Finance III LLC, as Note A-2B holder, and Ladder Capital Finance III LLC, as Note A-3 holder.

Exhibit 4.14	Co-Lender Agreement, dated as of October 9, 2015, among Cantor Commercial Real Estate Lending, L.P., as initial Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as initial Note A-1B holder, Goldman Sachs Mortgage Company, as initial Note A-2A holder, and Goldman Sachs Mortgage Company, as initial Note A-2B holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 2, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

Exhibit 99.5	Primary Servicing Agreement, dated as of January 1, 2016, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 10, 2016
	By:	/s/ Lainie Kaye
Name: Lainie Kaye
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Jefferies LLC, Academy Securities, Inc. and German American Capital Corporation.	(E)

4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)

4.2	Pooling and Servicing Agreement, dated as of November 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)

4.3	Pooling and Servicing Agreement, dated as of February 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)

4.6	Co-Lender Agreement, dated as of February 10, 2016, among German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.	(E)

4.7	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.	(E)

4.8	Co-Lender Agreement, dated as of December 4, 2015, between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.	(E)

4.9	Co-Lender Agreement, dated as of November 17, 2015, among JPMorgan Chase Bank, National Association, as initial Note A-1 holder, JPMorgan Chase Bank, National Association, as initial Note A-2 holder, JPMorgan Chase Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note A-4 holder, and German American Capital Corporation, as initial Note A-5 holder.	(E)

4.10	Co-Lender Agreement, dated as of February 10, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)

4.11	Co-Lender Agreement, dated as of February 9, 2016, between Jefferies LoanCore LLC, as Note A-1 holder, and Jefferies LoanCore LLC, as Note A-2 holder.	(E)

4.12	Co-Lender Agreement, dated as of January 8, 2016, among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Note A-1-A holder, Ladder Capital Finance III LLC, as Note A-1-B holder, Ladder Capital Finance III LLC, as Note A-2-A1 holder, Ladder Capital Finance III LLC, as Note A-2-A2 holder, Ladder Capital Finance III LLC, as Note A-2-B holder, Ladder Capital Finance III LLC, as Note A-3 holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-4-A holder, German American Capital Corporation, as Note A-4-B holder, German American Capital Corporation, as Note A-5-A holder, German American Capital Corporation, as Note A-5-B holder, and German American Capital Corporation, as Note A-6 holder.

4.13	Co-Lender Agreement, dated as of November 17, 2015, among Ladder Capital Finance III LLC, as Note A-1 holder, Ladder Capital Finance III LLC, as Note A-2A holder, Ladder Capital Finance III LLC, as Note A-2B holder, and Ladder Capital Finance III LLC, as Note A-3 holder.	(E)

4.14	Co-Lender Agreement, dated as of October 9, 2015, among Cantor Commercial Real Estate Lending, L.P., as initial Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as initial Note A-1B holder, Goldman Sachs Mortgage Company, as initial Note A-2A holder, and Goldman Sachs Mortgage Company, as initial Note A-2B holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 10, 2016 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 2, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.	(E)

99.5	Primary Servicing Agreement, dated as of January 1, 2016, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.	(E)